Exhibit 99.1

FOR IMMEDIATE RELEASE

LECG CORPORATION REPORTS FOURTH QUARTER AND FULL YEAR 2004 RESULTS

Fourth Quarter Revenues Grew 45%, Pre-tax Income Increased 85%, EPS Was $0.22

Emeryville, CA, February 22, 2005 – LECG Corporation (NASDAQ: XPRT), a global expert services firm, today reported financial results for the fourth quarter and full year ended December 31, 2004.

Fourth Quarter 2004 Financial Results

Revenues for the fourth quarter increased 45% to $63.7 million from $43.8 million for the fourth quarter of 2003. Expert and professional staff revenues increased 52%. Performance based revenue was $4.1 million compared to $4.9 million in the fourth quarter of 2003. Adjusted EBITDA(1) was $9.9 million for the quarter, a 27% increase from $7.8 million in the fourth quarter of 2003.

Income before taxes was $8.8 million, 85% higher than income before taxes of $4.8 million in the fourth quarter of 2003. Net income per diluted share was $0.22 for the fourth quarter of 2004 compared to pro forma net income per diluted share(2) of $0.18 in the same period a year ago. Actual net income per diluted share in the fourth quarter of 2003 was $0.49. LECG converted from a nontaxable limited liability company to a taxable C corporation as of its November 13, 2003 initial public offering. As a result, the company’s results were favorably impacted by an income tax benefit of $9.6 million for the fourth quarter of 2003.  Diluted shares outstanding increased 19% to 23.7 million in the fourth quarter of 2004 from 19.9 million for the same period in 2003.

LECG chairman, Dr. David Teece, said, “Overall, we are pleased with our 2004 financial results.  Revenue and operating earnings growth were both strong.  For the quarter, we delivered 34% organic revenue growth, reflecting robust demand across our practice areas, and the integration of new experts and professional staff. Our 2004 investments in growing both our legacy practices and acquiring top-caliber talent position us well for 2005.”

Full Year 2004 Financial Results

Revenues for the full year ended December 31, 2004 increased 31% to $216.6 million from $165.6 million for 2003. Expert and professional staff revenues increased 33%.  Performance based revenue was $7.7 million for the full year 2004 and $9.0 million in 2003.  Adjusted EBITDA(1) was $32.6 million for 2004, a 27% increase from $25.6 million for 2003.

Income before taxes for the full year ended December 31, 2004 was $29.0 million, 70% higher than income before taxes of $17.1 million for 2003. Net income per diluted share was $0.73 for 2004, compared to pro forma net income per diluted share(2) of $0.69 for 2003.  Actual net income per diluted share for 2003 was $1.17, which includes the $9.6 million income tax benefit resulting from LECG’s conversion to a C Corporation at the time of its initial public offering. Diluted shares outstanding increased 44% to 23.4 million in 2004 from 16.3 million in 2003.

Operating Metrics

LECG ended the fourth quarter with 875 employees and exclusive independent contractors, an increase of 8% from 810 as of September 30, 2004.  Expert headcount increased to 289 from 256 as of September 30, and professional staff headcount increased to 398 from 376.  Professional staff utilization for the fourth quarter of 2004 was 82%, compared to 80% for the same period in 2003.

2005 Fiscal Year Outlook

For the full year 2005, LECG believes revenues will be in the range of $260 to $270 million. LECG expects performance based revenue will be in the range of $6.0 to $7.0 million. The company anticipates net income in the range of $20.5 to $22.0 million, or $0.87 to $0.92 per fully diluted share. LECG does not plan to give quarterly guidance.

David Kaplan, president of LECG, commented, “2004 was a successful building year for the firm. In the past twelve months, we invested substantially in LECG’s growth while improving our financial performance over 2003.  We continue to experience strong demand for our services and a high level of interest from prospective expert talent.”

Conference Call Webcast Information

To listen to a live audio webcast of LECG’s fourth quarter and full year 2004 financial results conference call, visit the company’s website www.lecg.com.  The conference call begins at 5:00 pm Eastern time today.  A replay of the call will also be available on the company’s website one hour after completion of the live broadcast.

About LECG

LECG, a global expert services firm, provides independent expert testimony, original authoritative studies, and strategic advisory services to clients including Fortune Global 500 corporations, major law firms, and local, state, and federal governments and agencies around the world. LECG’s highly credentialed experts and professional staff conduct economic and financial analyses to provide objective opinions and advice that help resolve complex disputes and inform legislative, judicial, regulatory, and business decision makers. LECG’s experts are renowned academics, former senior government officials, experienced industry leaders, and seasoned consultants. NASDAQ: XPRT

Statements in this press release concerning the future business, operating and financial condition of the company and statements using the terms “believes,” “expects,” “will,” “could,” “plans,” “anticipates,” “estimates,” “predicts,” “intends,” “potential,” “continue,” “should,” “may,” or the negative of these terms or similar expressions are “forward looking” statements as defined in the Private Securities Litigation Reform Act of 1995.  These statements are based upon management’s current expectations as of today, February 22, 2005.  There may be events in the future that the company is not able to accurately predict or control, and they may cause actual results to differ materially from expectations.  Information contained in these forward looking statements is inherently uncertain, and actual performance is subject to a number of risks, including but not limited to, among others, dependence on key personnel, acquisitions, risks inherent in international operations, management of professional staff, dependence on growth of the company’s service offerings, the ability of the company to integrate successfully new experts into its practice, intense competition and potential professional liability.  Further information on these and other potential risk factors that could affect the company’s financial results is included in the company’s filings with the Securities and Exchange Commission.  The company cannot guarantee any future results, levels of activity, performance or achievement.  The company undertakes no obligation to update any of its forward looking statements after the date of this press release.

Contacts

Jack Burke, Chief Financial Officer, 510-985-6700

Erin Glenn, Investor Relations, 510-985-6990, investor@lecg.com

LECG CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

For the Quarters and Twelve Months Ended December 31, 2004 and 2003

(in thousands, except per share data)

	Quarter ended December 31,		Twelve months ended December 31,
	2004	2003	2004	2003

Revenues	$63,707	$43,811	$216,555	$165,594
Cost of services:
Compensation and project costs	(42,590)	(28,909)	(143,711)	(110,634)
Equity-based compensation	(77)	(1,356)	(4)	(1,754)
Total cost of services	(42,667)	(30,265)	(143,715)	(112,388)
Gross profit	21,040	13,546	72,840	53,206
Operating expenses:
General and administrative expenses	(11,224)	(7,471)	(40,228)	(29,832)
Depreciation and amortization	(1,082)	(1,033)	(3,760)	(4,261)
Operating income	8,734	5,042	28,852	19,113
Interest income	107	73	359	103
Interest expense	(55)	(678)	(238)	(2,620)
Other income (expense), net	34	320	5	466
Income before income tax	8,820	4,757	28,978	17,062
Income tax (provision) benefit	(3,690)	9,613	(11,874)	9,613
Net income	5,130	14,370	17,104	26,675
Accrued preferred dividends and accretion of preferred stock	—	(4,577)	—	(7,712)
Net income available to common shares	$5,130	$9,793	$17,104	$18,963

Net income per share:
Basic	$0.23	$0.57	$0.78	$1.39
Diluted	$0.22	$0.49	$0.73	$1.17
Share amounts:
Basic	22,406	17,180	21,905	13,674
Diluted	23,674	19,895	23,429	16,261

LECG CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

December 31, 2004 and 2003

(in thousands, except share data)

	December 31, 2004	December 31, 2003
Assets
Current assets:
Cash and cash equivalents	$42,082	$67,177
Accounts receivable, net of allowance of $433 and $482	73,137	46,708
Prepaid expenses	3,456	2,708
Deferred tax assets, net	1,476	9,802
Current portion of signing bonuses and other current assets	10,162	3,868
Total current assets	130,313	130,263
Property and equipment, net	6,493	4,506
Goodwill	57,947	23,976
Other intangible assets, net	478	533
Long-term portion of signing bonuses and other assets	19,480	3,864
Total assets	$214,711	$163,142

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable and other accrued liabilities	$6,701	$4,585
Accrued compensation	37,599	29,270
Payable for business acquisitions - current portion	6,183	—
Deferred revenue	1,409	732
Distributions payable	—	3,398
Total current liabilities	51,892	37,985
Payable for business acquisitions - long-term	2,400	—
Deferred compensation plan	3,203	—
Deferred tax liability	386	—
Other long-term liabilities	2,443	1,170

Stockholders’ equity:
Common stock, $.001 par value, 200,000,000 shares authorized, 22,813,471 and 21,693,156 shares outstanding at December 31, 2004 and December 31, 2003, respectively	23	22
Additional paid-in capital	125,070	113,326
Receivable from stockholder	—	(290)
Deferred equity compensation	(1,580)	(2,193)
Accumulated other comprehensive income	1,158	510
Retained earnings	29,716	12,612
Total stockholders’ equity	154,387	123,987
Total liabilities and stockholders’ equity	$214,711	$163,142

LECG CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Twelve Months Ended December 31, 2004 and 2003

(in thousands)

	Twelve months ended December 31,
	2004	2003
Cash flows from operating activities
Net income	$17,104	$26,675
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred taxes	7,913	(10,095)
Bad debt expense	207	482
Depreciation and amortization of property and equipment	2,490	2,945
Amortization of other intangibles	1,270	1,316
Amortization of signing bonuses	4,304	1,448
Equity based compensation	4	1,754
Equity investment (income) loss	(52)	51
Tax benefit from option exercises and equity compensation plans	3,252	—
Interest rate swap income	—	(435)
Deferred rent	1,148	540
Other	14	193
Changes in assets and liabilities:
Accounts receivable	(23,626)	(11,388)
Prepaid and other current assets	(3,585)	(1,924)
Accounts payable and other accrued liabilities	119	(518)
Accrued compensation	6,891	5,502
Deferred revenue	101	(193)
Signing bonuses and other assets	(21,828)	(1,752)
Other liabilities	3,329	25
Net cash provided by (used in) operating activities	(945)	14,626
Cash flows from investing activities
Business acquisitions, net of acquired cash	(25,851)	(2,498)
Purchase of property and equipment	(3,664)	(1,349)
Other	(102)	(84)
Net cash used in investing activities	(29,617)	(3,931)
Cash flows from financing activities
Proceeds from initial public offering, net of offering costs	—	134,132
Proceeds from secondary offering, net of offering costs	3,733	—
Proceeds from issuance of stock - employee stock plan	2,112	—
Borrowings under revolving credit facility	—	41,400
Repayments of long-term debt	—	(18,800)
Repayments under revolving credit facility	—	(42,900)
Payment of loan fees	—	(892)
Exercise of stock options	2,912	505
Redemption of preferred units	—	(40,713)
Receivables from unitholders	295	14
Distributions to common unitholders	(4,235)	(19,407)
Other	—	(3)
Net cash provided by financing activities	4,817	53,336
Effect of exchange rates on changes in cash	650	570
Increase (decrease) in cash and cash equivalents	(25,095)	64,601
Cash and cash equivalents, beginning of year	67,177	2,576
Cash and cash equivalents, end of year	$42,082	$67,177

Supplemental disclosure
Cash paid for interest	$299	$1,984
Cash paid for income taxes	$686	$153
Non cash investing and financing activities:
Fair value of common stock issued for acquisitions	$1,958	—

Adjusted EBITDA (1)

(in thousands)

	Quarter ended December 31,		Twelve months ended December 31,
	2004	2003	2004	2003

Net income available to common shares	$5,130	$9,793	$17,104	$18,963
Add back (subtract):
Accrued preferred dividends and accretion of preferred stock	—	4,577	—	7,712
Income tax provision (benefit)	3,690	(9,613)	11,874	(9,613)
Interest, net	(52)	605	(121)	2,517
Depreciation and amortization	1,082	1,033	3,760	4,261
EBITDA	$9,850	$6,395	$32,617	$23,840

Adjustments to EBITDA
Equity based compensation expense	—	1,356	—	1,754

Adjusted EBITDA	$9,850	$7,751	$32,617	$25,594

(1)                                  Adjusted EBITDA is a non-GAAP financial measure defined by the company as net income available to common shares before accrued preferred dividends and accretion of preferred stock, taxes, interest, depreciation and amortization, and, in 2003, equity based compensation expense.  The company believes that Adjusted EBITDA is a useful measure of financial performance of the business and facilitates comparison of financial results for periods before and after its initial public offering and conversion to a taxable C corporation.  Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flow that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. This measure, however, should be considered in addition to, and not as a substitute or superior to, operating income, cash flows or other measures of financial performance prepared in accordance with GAAP.

Pro forma earnings per share (2)

(in thousands, except per share data)

	Quarter ended December 31,		Twelve months ended December 31,
	2004	2003	2004	2003
	Actual	Pro Forma	Actual	Pro Forma

Net income available to common shares	$5,130	$9,793	$17,104	$18,963
Accrued dividends and accretion of preferred stock		4,577		7,712
Income tax benefit		(9,613)		(9,613)
Equity based compensation		1,356		1,754

Pro forma income before income tax		$6,113		$18,816
Pro forma tax provision at 40.0% (3)		(2,445)		(7,526)

Pro forma net income		$3,668		$11,290

Net income per share, as reported:
Basic	$0.23	$0.57	$0.78	$1.39
Diluted	$0.22	$0.49	$0.73	$1.17
Pro forma net income per share:
Basic		$0.21		$0.83
Diluted		$0.18		$0.69

Shares used in calculating net income and pro forma net income per share:
Basic	22,406	17,180	21,905	13,674
Diluted	23,674	19,895	23,429	16,261

(2)                                  Pro forma net income and pro forma net income per share are non-GAAP financial measures defined by the company as net income available to common shares plus accrued preferred dividends and accretion of preferred stock, income tax benefit, and equity based compensation expense in 2003, less an income tax provision calculated based on an estimated effective tax rate of 40.0%.  The company believes that pro forma net income and pro forma net income per share are useful measures of the financial results of the business and facilitate comparison of periods before and after its initial public offering and conversion to a taxable C corporation.  The shares used in calculating the pro forma net income per share do not include the issuance of common shares necessary to redeem the preferred stock.  Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flow that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. This measure, however, should be considered in addition to, and not as a substitute or superior to, net income, cash flows or other measures of financial performance prepared in accordance with GAAP.

(3)                                  LECG was a limited liability company (“LLC”) during part of the quarter and twelve months ended December 31, 2003.  The pro forma provision for income taxes as calculated above is based on an estimated effective tax rate of 40.0%.